AMENDED AND RESTATED
                                                           AS OF OCTOBER 1, 1996

                1995 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN
                              FOR KEY EMPLOYEES OF
                         HEALTHCARE SERVICES GROUP, INC.

1.       Purpose of the Plan

         This 1995 Incentive and Nonqualified Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ of Healthcare Services Group, Inc. (the "Company") and any Subsidiary of the Company (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), persons of training, experience and ability, to attract new employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

         It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options ("Nonqualified Options"). Incentive Options and the Nonqualified Options are hereinafter referred to collectively as "Options".

2.       Administration of the Plan

         The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of at least two "non-employee directors" within the meaning of Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), as from time to time in effect and shall qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The members of the Committee shall serve at the pleasure of the Board.

         The Committee, subject to Section 3 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option. Notwithstanding any provision in the Plan to the contrary, Options may be granted under the Plan to any member of the Committee during the term of his membership on the Committee, subject to approval of the Board of Directors or the Audit Committee thereof.

         Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

3.       Designation of Optionees.

         The persons eligible for participation in the Plan as recipients of Options ("Optionees") shall include only full-time key employees of the Company or any Subsidiary. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, age, promotions, potential and any other factors which the Committee may consider relevant. An employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine. Notwithstanding the preceding sentence or anything contained in the Plan to the contrary, no recipient of options may be granted options to purchase in excess of 125,000 shares of common stock authorized to be issued under the Plan.

4.       Stock Reserved for the Plan.

         Subject to adjustment as provided in Section 7 hereof, a total of five hundred thousand (500,000) shares of common stock, $.01 par value ("Stock"), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan.

5.       Terms and Conditions of Options.

         Options  granted  under  the Plan  shall be  subject  to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

         (a) Option Price. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the fair market value of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 100% of the fair market value of such share of Stock on the date the Option is granted in the case of a Non-Qualified Option; provided, however, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per share of Stock shall be at least 110% of the Fair Market Value (as defined below) per share of Stock at the time of grant. The exercise price for each incentive stock option shall be subject to adjustment as provided in Section 7 below. The fair market value ("Fair Market Value") means the closing price of publicly traded shares of Stock on the national securities exchange on which shares of Stock are listed, (if the shares of Stock are so listed) or on the NASDAQ Stock Market System (if the shares of Stock are regularly quoted on the NASDAQ Stock Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.

         (b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Option shall not be exercisable with respect to any of the shares subject to such Option later than the date which is five years after the date of grant.

         (c) Exercisability. Subject to paragraph (j) of this Section 5, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant, provided, however, that except as provided in paragraphs (f) and (g) of this Section 5, unless a shorter or longer vesting period is otherwise determined by the Committee at grant, Options shall be exercisable as follows: up to one-half (1/2) of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing one year after the date of grant and an additional one-half (1/2) of the aggregate initial shares of Stock purchasable under an Option shall be exercisable commencing two years after the date of grant. The Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion, provided, however, no Option shall be exercisable until more than six months have elapsed from the date of grant of such Option.

         (d) Method of Exercise. Options may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee for at least six months (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); provided, however, that if such Stock was issued pursuant to the exercise of an Incentive Option under the Plan, the holding requirements for such Stock under the Code shall first have been satisfied. An Optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) becomes a stockholder of record.

         (e) Transferability. An Incentive Option granted hereunder shall not be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder. Any Incentive Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder or by such holder's guardian or legal representative. Nonqualified Options may be transferable only to the extent authorized by the Committee in respect of a particular grant.

         (f) Termination by Death. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

         (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of total and permanent disability as determined under the Company's long term disability policy ("Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter.

         (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (as defined below) (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter.

         For purposes of this paragraph (h), Normal Retirement shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65. Early Retirement shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55. Retirement shall mean Normal or Early Retirement.

         (i) Other Termination. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Option shall thereupon terminate, except that the exercisable portion of any Option which was exercisable on the date of such termination of employment may be exercised for the lesser of three months from the date of termination or the balance of such Option's term if the Optionee's employment with the Company or any Subsidiary is involuntarily terminated by the Optionee's employer without Cause. Cause shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee's willful misconduct or dishonesty, any of which is deemed by the Committee or the Board of Directors to be harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

         (j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Option is granted, of the Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

         (k) Transfer of Incentive Option Shares. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive Option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

6.       Term of Plan.

         No Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date the Plan is approved by the Board, but Options granted may extend beyond that date.

7.       Capital Change of the Company.

         In  the   event   of   any   merger,   reorganization,   consolidation,
recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee's proportionate interest shall be maintained as immediately before the occurrence of such event. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board for such consideration as the Board deems appropriate.

8.       Purchase for Investment.

         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

9.       Taxes.

         The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

10.      Effective Date of Plan.

         The Plan shall be effective on the date it is approved by the Board, provided however that the Plan shall be subject to subsequent approval by majority vote of a quorum of the Company's stockholders present and voting at a meeting held within one (1) year from the date approved by the Board. Options may be granted, but not exercised, before such stockholder approval is obtained. If the stockholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void and no additional Options may thereafter be granted hereunder.

11.      Amendment and Termination.

         The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made which would impair the right of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the stockholders would:

         (a) materially increase the number of shares which may be issued under the Plan, except as is provided in Section 7;

         (b) materially increase the benefits accruing to the Optionees under the Plan;

         (c)  materially   modify  the   requirements   as  to  eligibility  for
participation in the Plan;

         (d) decrease the Option exercise price to less than 100% of the Fair Market Value on the date of grant thereof.

         The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

12.      Reorganization etc.

         Notwithstanding any other provisions in Section 5 hereof, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding shares of Common Stock of the Company to another corporation, the Company shall give to each Optionee at the time of adoption of the plan or agreement for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option in its entirety prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option in its entirety as to an equivalent number of shares of Common Stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

13.      Government Regulations.

         The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

14.      General Provisions.

         (a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or trading system upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) Employment Matters. The adoption of the Plan shall not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment (or, in case the Optionee is also a director, continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

         (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (d) Registration of Options. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act of 1933 and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option; however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company.

15.      Withholding.

         To enable optionees to satisfy tax withholding obligations relating to non-qualified stock options, in lieu of cash payment the Committee may provide that optionees may elect to have the Company withhold from an option exercise, or separately surrender, shares of Common Stock.

16.      Rule 16b-3 Compliance.

         The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) and (f) of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this
Section 16.